UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 12, 2017

MABVAX THERAPEUTICS HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-31265	93-0987903
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11535 Sorrento Valley Rd., Suite 400
San Diego, CA 92121
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 259-9405

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following proposals were voted on by our stockholders at the 2017 Annual Meeting of Stockholders (“Annual Meeting”), which was held on June 12, 2017, at 10:00 a.m. local time. At the Annual Meeting, a total of 3,783,824 shares, or 58.81%, of the Company’s common stock issued and outstanding as of the record date for the Annual Meeting, including Series D Convertible Preferred Stock, Series E Convertible Preferred Stock, and Series F Convertible Preferred Stock voting on an as-converted basis, subject to certain voting limitations set forth in the respective governing Certificates of Designation, were represented in person or by proxy. Set forth below is a brief description of each matter voted upon at the Annual Meeting and the voting results with respect to each matter.

1) To elect two Class II directors to serve until the 2020 Annual Meeting of Stockholders;

Nominee	Votes For	Votes Against	Abstain	Broker Non-Votes
Jeffrey F. Eisenberg	1,674,516	0	247,645	1,861,663
Jeffrey V. Ravetch	1,674,795	0	247,366	1,861,663

The nominees were elected.

2) To grant the Board of Directors the authority, in its sole direction, to amend the Company’s Third Amended and Restated 2014 Employee, Director and Consultant Equity Incentive Plan to increase the number of shares available for issuance thereunder to 4,128,406 from 2,159,352;

Votes For	Votes Against	Abstain	Broker Non-Votes
1,641,895	277,205	3,061	1,861,663

The proposal was approved.

3) To ratify the appointment of CohnReznick LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2017;

Votes For	Votes Against	Abstain
3,491,223	254,663	37,938

The proposal was approved.

4) To authorize the adjournment of the Annual Meeting if necessary or appropriate, including soliciting additional proxies in the event that there are not sufficient votes at the time of the Annual Meeting or adjournment or postponement thereof to approve any of the foregoing proposals.

Votes For	Votes Against	Abstain
3,258,950	518,715	6,159

The proposal was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MABVAX THERAPEUTICS HOLDINGS, INC.

Dated: June 15, 2017	/s/ J. David Hansen
J. David Hansen
President and Chief Executive Officer